2. GOING CONCERN (123113 Annual Restatement [Member])	12 Months Ended
Dec. 31, 2013
123113 Annual Restatement [Member]
2. GOING CONCERN

NOTE 2 – GOING CONCERN

The Company’s financial statements have been prepared in conformity with accounting principles generally accepted in United States of America, which contemplates continuation of the Company as a going concern. The Company has not yet established an ongoing source of revenue sufficient to cover operating costs and to allow it to continue as a going concern. The Company has sustained losses and negative cash flows from operations in recent years and expects these conditions to continue for the foreseeable future. At December 31, 2013 the Company had accumulated member’s deficit of $439,451, excluding the non-cash stock based compensation of $213,900. The ability of the Company to continue as a going concern is dependent on the Company raising sufficient capital to build and complete the real time tick by tick option portfolio platform and meet the requirements for a public listing on an exchange.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by raising capital through debt or equity financing. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the proceeding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.